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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                January 14, 2000
                Date of Report (Date of earliest event reported)




                        DIAMOND ENTERTAINMENT CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


                                   New Jersey
         (State or other jurisdiction of incorporation or organization)

      0-17953                                         22-2748019
(Commission file number)                 (I.R.S. employer identification number)


16200 Carmenita Road, Cerritos, California                  90703
(Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone number, including area code: (562) 921-3999

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On January 14, 2000, the Registrant's independent public accountants, Moore Stephens, P.C., ("MS"), terminated its client-auditor relationship with the Registrant. On January 18, 2000, the Registrant's Board of Director's approved the engagement of Merdinger, Fruchter, Rosen & Corso, P.C. to serve as the Company's independent public accountants and to be the principal accountants to conduct the audit of the Company's financial statements for the fiscal year ending March 31, 2000, replacing the firm of Moore Stephens, P.C. who had been engaged to audit the Company's financial statements for the fiscal years ended March 31, 1996, 1997, 1998, and 1999. MS's report on the Registrant's financial statements during the two most recent fiscal years contained no adverse or disclaimer of opinion, however it did contain a going concern explanatory paragraph. Management of the Company knows of no past disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope, or procedure, which disagreements, if not resolved to the satisfaction of MS, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports.


ITEM 5.  OTHER EVENTS

         CHANGE OF ADDRESS. On January 28, 2000, the Company will be moving its principal executive offices, including all of its other operations, from its present address located at 16200 Carmenita Road, California 90703 to its new location at 800 Tucker Lane, Walnut, California 91789.


ITEM 7(C) EXHIBITS.

         The following exhibit is filed as part of this report in accordance with the provision of Item 601 of Regulation S-B:

EXHIBIT           NAME OF EXHIBIT
-------           ---------------

16.0     Termination Letter from Moore Stephens, P.C. dated January 14, 2000.

16.1     Letter from Moore Stephens, P.C. dated January 20, 2000.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 21, 2000              Diamond Entertainment Corporation

                                      BY   /S/   JAMES K.T. LU
                                      -----------------------------------------
                                      James K.T. Lu, President, Chief Executive
                                      Officer, Principal Executive Officer and
                                      Director



                                      BY     /S/   FRED U. ODAKA
                                      ------------------------------------------
                                      Fred U. Odaka, Chief Financial Officer,
                                      Principal Financial Officer and Principal
                                      Accounting Officer